UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

August 16, 2006
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 1.01    Entry Into a Material Definitive Agreement

On August 16, 2006, the Registrant amended bridge loan agreements (“Bridge Loan Agreements”) with Essex Woodlands Health Venture V, L.P., Care Capital Investments II, L.P., Care Capital Offshore Investments II, L.P., Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. (collectively, the “VC Lenders”) and certain individual lenders dated June 22, 2005, September 16, 2005, November 9, 2005 and January 31, 2006, under which the Registrant has borrowed the principal amount of $5.635 million (inclusive of the August 16, 2006 bridge loan described in Item 8.01 below) to extend the maturity date of such bridge loans from September 1, 2006 to October 1, 2006. In addition, the amendments to the Bridge Loan Agreements provide that the lenders thereunder may rollover all or any portion of the principal and accrued interest outstanding under loans made under such agreements into the Company’s first equity financing of at least ten million dollars, subject to certain exceptions.

GCE Holdings, LLC, which is controlled by the VC Lenders, beneficially owns approximately 78% of the Registrant's outstanding common stock. and has the right to designate four directors (of which it has exercised the right with respect to three directors) to the Registrant’s Board of Directors.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement

The contents of Items 1.01 and 8.01 are hereby incorporated by reference.

Item 8.01    Other Events

On August 16, 2006, the Registrant borrowed $450,000 pursuant to a certain Bridge Loan Agreement dated January 31, 2006 with various lenders. The Bridge Loan bears interest at a rate of 10% and matures on October 1, 2006. The Bridge Loan contains customary default and acceleration provisions.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description

10.1	Omnibus Amendment and Consent effective as of August 16, 2006 between the Registrant and various lenders.

99.1	Press Release dated August 16, 2006 Announcing Receipt of Bridge Funding and the Extension of the Maturity Date of Outstanding Bridge Loans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter Clemens
Peter A. Clemens Senior Vice President & Chief Financial Officer

Date: August 16, 2006

Exhibit Index

Exhibit Number	Description

10.1	Omnibus Amendment and Consent effective as of August 16, 2006 between the Registrant and various lenders.

99.1	Press Release dated August 16, 2006 Announcing Receipt of Bridge Funding and the Extension of the Maturity Date of Outstanding Bridge Loans